SUPPLEMENT DATED MARCH 26, 2021

TO THE PACIFIC SELECT FUND PROSPECTUS DATED MAY 1, 2020

FOR CLASS D, CLASS I AND CLASS P SHARES

This supplement revises the Pacific Select Fund Prospectus dated May 1, 2020 for Class D, Class I and Class P Shares, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. This supplement applies to the Mid-Cap Growth Portfolio.  Remember to review the Prospectus for other important information.  Capitalized terms not defined herein are as defined in the Prospectus.

At a meeting held on March 24, 2021, the Board of Trustees of Pacific Select Fund, including a majority of the independent trustees, approved Delaware Investments Fund Advisers (“DIFA”) to serve as sub-adviser to the Mid-Cap Growth Portfolio (the “Fund”), replacing Ivy Investment Management Company (“Ivy”), effective upon the closing of the acquisition of Waddell & Reed Financial, Inc. (“W&R”) by Macquarie Group Limited (“Macquarie”) that is expected in mid-2021.  Ivy is a subsidiary of W&R and DIFA is a subsidiary of Macquarie.  Upon the closing, the sub-advisory services provided to the Fund will be transitioned from Ivy to DIFA.  As a result, all references to Ivy are deleted in their entirety and replaced with DIFA and all changes described in this supplement are effective as of the closing of Macquarie’s acquisition of W&R that is expected in mid-2021.  The same portfolio managers from Ivy who have been responsible for day-to-day management of the Fund will become officers of DIFA and will continue to have responsibility for the day-to-day management of the Fund.

Disclosure Changes to the Fund Summary section

The second paragraph in the Performance section is deleted and replaced with the following:

Delaware Investments Fund Advisers began managing the Fund in mid-2021. Other firms managed the Fund before that date.

Disclosure Changes to the About Management section

The table for Ivy is deleted and replaced with the following:

Delaware Investments Fund Advisers (“DIFA”)

100 Independence, 610 Market Street, Philadelphia, Pennsylvania, 19106

DIFA is a registered investment adviser that operates as a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”), part of Macquarie Group Limited. As of December 31, 2020, the public investments divisions of Macquarie Group Limited’s asset management business had total assets under management of approximately $268.1 billion.

MID-CAP GROWTH PORTFOLIO Kimberly A. Scott, CFA Nathan A. Brown, CFA

Senior Vice President and Portfolio Manager of DIFA’s mid cap growth strategy since 2021. Senior Vice President of Ivy Investment Management Company (“Ivy”) since 2004 and Portfolio Manager of Ivy’s mid cap growth fund since January 2001. She began her investment career in 1987 and has a BS from the University of Kansas and an MBA from the University of Cincinnati.

Senior Vice President and Portfolio Manager of DIFA’s mid cap growth strategy since 2021. Senior Vice President of Ivy since 2018 and Portfolio Manager of Ivy’s mid cap growth fund since 2016. He began his investment career in 1999 and has a BBA from the University of Iowa and an MBA from Vanderbilt University.

SUPPLEMENT DATED MARCH 26, 2021

TO THE PACIFIC SELECT FUND PROSPECTUS DATED MAY 1, 2020

FOR CLASS P SHARES

This supplement revises the Pacific Select Fund prospectus dated May 1, 2020 for Class P Shares, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus.  This supplement applies to the PD Emerging Markets Portfolio and the PD International Large-Cap Portfolio only.  The changes within this supplement will be effective April 30, 2021.  Remember to review the Prospectus for other important information.  Capitalized terms not defined herein are as defined in the Prospectus.

Pursuant to approval by the Board of Trustees of Pacific Select Fund, including a majority of the independent trustees, at a meeting held on March 24, 2021, FIAM LLC (“FIAM”) will become the sub-adviser of each of the PD Emerging Markets Portfolio and the PD International Large-Cap Portfolio (the “Funds”), replacing Dimensional Fund Advisors LP.  Additionally, Geode Capital Management, LLC (“Geode”) will become the sub-subadviser of the Funds concurrent with FIAM becoming the sub-adviser of the Funds and will be responsible for day-to-day management of the Funds.  In addition, the Board of Trustees approved a name change for the PD Emerging Markets Portfolio and the PD International Large-Cap Portfolio to the PD Emerging Markets Index Portfolio and the PD International Large-Cap Index Portfolio, respectively.

In order to facilitate these changes, a portion of the Fund’s holdings may be sold and new investments purchased in accordance with recommendations by Geode.  Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser to the Fund, may begin this transitioning prior to April 30, 2021.

In connection with the sub-adviser change and the addition of the sub-subadviser, certain principal investment strategies of the Fund will change as described below and all references and information related to Dimensional Fund Advisors LP as sub-adviser to the Funds will be deleted in their entirety.  In addition, all references to “PD Emerging Markets Portfolio” and “PD International Large-Cap Portfolio” will be replaced with “PD Emerging Markets Index Portfolio (formerly named PD Emerging Markets Portfolio) and “PD International Large-Cap Index Portfolio (formerly named PD International Large-Cap Portfolio),” respectively.

Disclosure Changes to the Fund Summaries section

The Annual Fund Operating Expenses subsection for the PD Emerging Markets Portfolio will be deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each
year as a percentage of the value of your investment)

Class P
Management Fee	0.41%
Other Expenses	0.12%
Acquired Fund Fees and Expenses[1]	0.03%
Total Annual Fund Operating Expenses	0.56%
Less Fee Waiver[2]	(0.24%)
Total Annual Fund Operating Expenses after Fee Waiver	0.32%

[1]

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

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[2]

The investment adviser has agreed to waive 0.44% of its management fee on the first $50 million of assets and waive 0.18% on all assets above $50 million through April 30, 2022. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days’ written notice prior to the end of the contract term.

In the Example subsection for the PD Emerging Markets Portfolio, the second sentence will be deleted and replaced with the following:

The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the fee waiver, which is only reflected for the contractual period.

The table in the Example subsection for the PD Emerging Markets Portfolio will be deleted and replaced with the following:

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$33	$155	$289	$678

The disclosure in the Principal Investment Strategies subsection for the PD Emerging Markets Portfolio will be deleted and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in securities included in the emerging markets benchmark index for the Fund and in depositary receipts representing securities included in the index.  The Fund’s benchmark index is the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, which is designed to measure the equity market performance of large- and mid-capitalization securities in emerging markets.

Under normal circumstances, the Fund employs a replication strategy, which means the Fund seeks to replicate the investment results of the MSCI Emerging Markets Index by investing in substantially all of the securities represented in the MSCI Emerging Markets Index.  The sub-subadviser may also utilize a statistical sampling approach to seek to replicate the returns of the MSCI Emerging Markets Index and therefore the Fund may not always hold all of the same securities as the MSCI Emerging Markets Index.  Statistical sampling techniques attempt to match the investment characteristics of the index and the Fund by taking into account such factors as capitalization, industry exposures, dividend yield, price to earnings ratio, price to book ratio, earnings growth, and country weightings.

The Fund will not concentrate, except to the same approximate extent as its index may concentrate, in the securities of a particular industry or group of industries.  The Fund will focus its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region to the same approximate extent as its index may focus in securities of issuers in that single country, that small number of countries, or that particular geographic region.

The Fund will not deviate from the above noted strategies at any time for any reason.

In the Principal Risks subsection for the PD Emerging Markets Portfolio, Active Management Risk and Value Companies Risk will be deleted.  Equity Securities Risk will be moved to follow Foreign Markets Risk.  Liquidity Risk and Foreign Markets Risk will be moved to follow Emerging Markets Risk.  Index Sampling Risk and Passive Management Risk will be added after the newly moved

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Equity Securities Risk.  Currency Risk will be moved to follow Passive Management Risk.  Underlying Fund Risk and Tracking Error Risk will be added after China Risk.  Mid-Capitalization Companies Risk and Industry Concentration Risk will be added after Large-Capitalization Companies Risk.  The disclosures for the new risks to be added are as follows:

•                 Index Sampling Risk: Because index sampling relies on the securities selected to have economic characteristics similar to securities in the target index, it may not result in the aggregate in investment performance matching that of the Fund’s target index or of other funds that purchased all or substantially all of the securities in the same index.

•                 Passive Management Risk: A passively managed (or index) fund generally holds constituent securities of its benchmark index regardless of performance, which could cause the index fund’s return to be lower than an actively managed fund (which generally seeks to outperform a benchmark index). Such fund will also perform poorly when the index performs poorly. In addition, an index fund has operating and other expenses while an index does not. As such, an index fund will tend to underperform the index to some degree over time even though it will attempt to track its index as closely as possible.

•                 Underlying Fund Risk: Because the Fund is available for investment by the Pacific Dynamix Portfolios and thus may have a significant percentage of its outstanding shares held by the Pacific Dynamix Portfolios, a change in asset allocation by the Pacific Dynamix Portfolios could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

•                 Tracking Error Risk: Performance of the Fund may vary from the performance of its benchmark index due to imperfect correlation between the Fund’s investments and the index.

•                 Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater risk of the price of their securities going up or down rapidly or unpredictably and may be more vulnerable to economic, market and industry changes than larger, more established companies.

•                 Industry Concentration Risk: Concentrating investments in a particular industry or group of industries makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or related industries. Because the Fund will concentrate in the securities of a particular industry or group of industries to the same approximate extent as its index, the Fund may perform poorly during a downturn in that industry or group of industries.

In the Performance subsection for the PD Emerging Markets Portfolio, the following will be added after the third sentence of the first paragraph:

Performance reflects fee waivers, if any, that were in effect during the periods presented.

In the Performance subsection for the PD Emerging Markets Portfolio, the second paragraph will be deleted and replaced with the following:

FIAM LLC and Geode Capital Management, LLC, began managing the Fund on April 30, 2021, and some investment policies changed at that time.  Another firm managed the Fund before that date.

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In the Management subsection for the PD Emerging Markets Portfolio, the “Sub-Adviser” information will be deleted and replaced with the following:

Sub-Adviser – FIAM LLC.  FIAM LLC is a Fidelity Investments company and indirect wholly owned subsidiary of FMR LLC (“FIAM LLC”).

Sub-Subadviser – Geode Capital Management, LLC (“Geode”) serves as the sub-subadviser to the Fund. Geode is neither a subsidiary nor an affiliate of FIAM LLC. Geode chooses each investment and places orders to buy and sell each investment. The primary persons responsible for day-to-day management of the Fund (each of whom is a Geode employee) are:

Portfolio Manager and Primary Title with Sub-Subadviser	Experience with Fund
Deane Gyllenhaal, Senior Portfolio Manager	Since 2021
Louis Bottari, Senior Portfolio Manager	Since 2021
Peter Matthew, Portfolio Manager	Since 2021
Robert Regan, Portfolio Manager	Since 2021
Payal Gupta, Portfolio Manager	Since 2021

The Annual Fund Operating Expenses subsection for the PD International Large-Cap Portfolio will be deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.21%
Other Expenses	0.05%
Acquired Fund Fees and Expenses[1]	0.02%
Total Annual Fund Operating Expenses	0.28%
Less Fee Waiver[2]	(0.06%)
Total Annual Fund Operating Expenses after Fee Waiver	0.22%

[1]

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

[2]

The investment adviser has agreed to waive 0.10% of its management fee on the first $100 million of assets and waive 0.05% on all assets above $100 million through April 30, 2022. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days’ written notice prior to the end of the contract term.

In the Example subsection for the PD International Large-Cap Portfolio, the second sentence will be deleted and replaced with the following:

The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the fee waiver, which is only reflected for the contractual period.

The table in the Example subsection for the PD International Large-Cap Portfolio will be deleted and replaced with the following:

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Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$23	$84	$151	$350

The disclosure in the Principal Investment Strategies subsection for the PD International Large-Cap Portfolio will be deleted and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in securities included in the large-cap benchmark index for the Fund and in depositary receipts representing securities included in the index. The Fund’s benchmark index is the Morgan Stanley Capital International (“MSCI”) World ex USA Large Cap Index, which is designed to measure the equity market performance of large-capitalization securities in developed markets excluding the United States.

As of December 31, 2020, the market capitalization range of the MSCI World ex USA Large Cap Index was approximately $3.3 billion to $339.8 billion. As of December 31, 2020, the weighted average market capitalization of the Fund was approximately $61.2 billion. Prior to April 30, 2021, the index for this Fund was the MSCI World ex USA Index.

Under normal circumstances, the Fund employs a replication strategy, which means the Fund seeks to replicate the investment results of the MSCI World ex USA Large Cap Index by investing in substantially all of the securities represented in the MSCI World ex USA Large Cap Index. The sub-subadviser may also utilize a statistical sampling approach to attempt to replicate the returns of the MSCI World ex USA Large Cap Index and therefore the Fund may not always hold all of the same securities as the MSCI World ex USA Large Cap Index. Statistical sampling techniques attempt to match the investment characteristics of the index and the Fund by taking into account such factors as capitalization, industry exposures, dividend yield, price to earnings ratio, price to book ratio, earnings growth, and country weightings.

The Fund will not concentrate, except to the same approximate extent as its index may concentrate, in the securities of a particular industry or group of industries. The Fund will focus its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region to the same approximate extent as its index may focus in securities of issuers in that single country, that small number of countries, or that particular geographic region.

The Fund will not deviate from the above noted strategies at any time for any reason.

In the Principal Risks subsection for the PD International Large-Cap Portfolio, Active Management Risk and Value Companies Risk will be deleted.  Equity Securities Risk will be moved to follow Foreign Markets Risk and Index Sampling Risk, Liquidity Risk and Passive Management Risk will be added after the newly moved Equity Securities Risk.  Underlying Fund Risk will be added after Geographic Focus Risk.  Large-Capitalization Companies Risk will be moved to follow Underlying Fund Risk and Tracking Error Risk and Industry Concentration Risk will be added after the newly moved Large-Capitalization Companies Risk.  The disclosures for the new risks to be added are as follows:

•                 Index Sampling Risk: Because index sampling relies on the securities selected to have economic characteristics similar to securities in the target index, it may not result in the aggregate in investment performance matching that of the Fund’s target index or of other funds that purchased all or substantially all of the securities in the same index.

5

•                 Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

•                 Passive Management Risk: A passively managed (or index) fund generally holds constituent securities of its benchmark index regardless of performance, which could cause the index fund’s return to be lower than an actively managed fund (which generally seeks to outperform a benchmark index). Such fund will also perform poorly when the index performs poorly. In addition, an index fund has operating and other expenses while an index does not. As such, an index fund will tend to underperform the index to some degree over time even though it will attempt to track its index as closely as possible.

•                 Underlying Fund Risk: Because the Fund is available for investment by the Pacific Dynamix Portfolios and thus may have a significant percentage of its outstanding shares held by the Pacific Dynamix Portfolios, a change in asset allocation by the Pacific Dynamix Portfolios could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

•                 Industry Concentration Risk: Concentrating investments in a particular industry or group of industries makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or related industries. Because the Fund will concentrate in the securities of a particular industry or group of industries to the same approximate extent as its index, the Fund may perform poorly during a downturn in that industry or group of industries.

In the Performance subsection for the PD International Large-Cap Portfolio, the following will be added after the first sentence of the first paragraph:

The Average Annual Total Returns table includes both the broad-based market index the current sub-subadviser uses as its benchmark as well as the broad-based market index that was utilized by the immediately prior sub-adviser. The benchmark index was changed in connection with the Fund’s change in sub-adviser and sub-subadviser and change in strategy from an actively managed fund to a passively managed fund.

In the Performance subsection for the PD International Large-Cap Portfolio, the second paragraph will be deleted and replaced with the following:

FIAM LLC and Geode Capital Management, LLC, began managing the Fund on April 30, 2021, and some investment policies changed at that time. Another firm managed the Fund before that date.

In the Performance subsection for the PD International Large-Cap Portfolio, the following will be added after the fifth sentence of the first paragraph:

Performance reflects fee waivers, if any, that were in effect during the periods presented.

6

In the Performance subsection for the PD International Large-Cap Portfolio, the Average Annual Total Returns table will be deleted and replaced with the following:

Average Annual Total Returns			10
(For the periods ended December 31, 2020)	1 year	5 years	years
Class P (incepted May 1, 2009)	8.25%	7.77%	5.14%

MSCI World ex USA Index (reflects no deductions for fees, expenses, or taxes) (former index)	7.59%	7.64%	5.19%

MSCI World ex USA Large Cap Index (reflects no deductions for fees, expenses, or taxes) (current index as of April 30, 2021)	6.90%	7.41%	4.93%

In the Management subsection for the PD International Large-Cap Portfolio, the “Sub-Adviser” information will be deleted and replaced with the following:

Sub-Adviser – FIAM LLC. FIAM LLC is a Fidelity Investments company and indirect wholly owned subsidiary of FMR LLC (“FIAM LLC”).

Sub-Subadviser – Geode Capital Management, LLC (“Geode”) serves as the sub-subadviser to the Fund. Geode is neither a subsidiary nor an affiliate of FIAM LLC. Geode chooses each investment and places orders to buy and sell each investment. The primary persons responsible for day-to-day management of the Fund (each of whom is a Geode employee) are:

Portfolio Manager and Primary Title with Sub-Subadviser	Experience with Fund
Deane Gyllenhaal, Senior Portfolio Manager	Since 2021
Louis Bottari, Senior Portfolio Manager	Since 2021
Peter Matthew, Portfolio Manager	Since 2021
Robert Regan, Portfolio Manager	Since 2021
Payal Gupta, Portfolio Manager	Since 2021

Disclosure Changes to the Additional Information About Principal Investment Strategies and Principal Risks section

The disclosure in the Principal Investment Strategies subsection for the PD Emerging Markets Portfolio will be deleted and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in securities included in the emerging markets benchmark index for the Fund and in depositary receipts representing securities included in the index. The Fund’s benchmark index is the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, which is designed to measure the equity market performance of large- and mid-capitalization securities in emerging markets.

Under normal circumstances, the Fund employs a replication strategy, which means the Fund seeks to replicate the investment results of the MSCI Emerging Markets Index by investing in substantially all of the securities represented in the MSCI Emerging Markets Index. The sub-subadviser may utilize a statistical sampling approach to attempt to replicate the returns of the MSCI Emerging Markets Index and therefore the Fund may not always hold all of the same securities as the MSCI Emerging Markets Index. Statistical sampling techniques attempt to match the investment characteristics of the index and the Fund by taking into account such factors as

7

capitalization, industry exposures, dividend yield, price to earnings ratio, price to book ratio, earnings growth, and country weightings.

The Fund will not concentrate, except to the same approximate extent as its index may concentrate, in the securities of a particular industry or group of industries (also known as a sector). The sub-subadviser periodically reviews and rebalances the Fund’s investments to more closely track the performance of the index. For example, the sub-subadviser may make adjustments as a result of cash flows, changes in industry weightings compared to the index, and other factors. In addition, when the index administrator fully reconstitutes the index on a predetermined schedule, typically quarterly, the sub-subadviser will in turn adjust the Fund’s investments accordingly (generally not later than when the index is reconstituted although not necessarily simultaneous with the index reconstitution). Index reconstitution is a systematic procedure by which the index’s representation of the markets or market segments reflects new market information. The sub-subadviser will not, however, actively manage the Fund or carry out a financial analysis of its holdings.

The Fund will focus its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region to the same approximate extent as its index may focus in securities of issuers in that single country, in that small number of countries, or in that particular geographic region (such as China). The Fund’s top five risk exposures by country and their approximate percentage of the Fund’s net assets as of December 31, 2020 (as determined by a third party that is not affiliated with the Fund or its Investment Adviser) were: China 35.9%, South Korea 15.3%, Taiwan 15.0%, India 11.2% and Brazil 5.0%. In determining country of risk exposure, the third party considers factors such as reporting currency, sales/revenue, and the location of management of each issuer. Although the country of risk may not be exclusive to one country for an issuer, as there may be other countries of risk to which an issuer is exposed, the third party source identifies only one country of risk per issuer, although the country identified is expected to be the primary country of risk for that issuer. (An issuer is generally subject to greater country risk based on where it is economically tied rather than where it is formed or incorporated.) The third party’s criteria for determining country of risk exposure may be different than that used by the sub-adviser or sub-subadviser to determine the Fund’s investments.

The Fund will not deviate from the above noted strategies at any time for any reason.

In the Principal Risks subsection for the PD Emerging Markets Portfolio, the following risks will be deleted: Active Management Risk and Value Companies Risk.  Also in that subsection, the following risks will be added: Index Sampling Risk, Industry Concentration Risk, Mid-Capitalization Companies Risk, Passive Management Risk, Tracking Error Risk, and Underlying Fund Risk.

The disclosure in the Principal Investment Strategies subsection for the PD International Large-Cap Portfolio will be deleted and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in securities included in the large-cap benchmark index for the Fund and in depositary receipts representing securities included in the index.  The Fund’s benchmark is the Morgan Stanley Capital International (“MSCI”) World ex USA Large Cap Index, which is designed to measure the equity market performance of large-capitalization securities in developed markets excluding the United States. As of December 31, 2020, the market capitalization range of the MSCI World ex USA Large Cap Index was approximately $3.3 billion to $339.8 billion.  As of December 31, 2020, the weighted average market capitalization of the Fund was approximately $61.2 billion.

8

Under normal circumstances, the Fund employs a replication strategy, which means the Fund seeks to replicate the investment results of the MSCI World ex USA Large Cap Index by investing in substantially all of the securities represented in the MSCI World ex USA Large Cap Index. The sub-subadviser may also utilize a statistical sampling approach to attempt to replicate the returns of the MSCI World ex USA Large Cap Index and therefore the Fund may not always hold all of the same securities as the MSCI World ex USA Large Cap Index. Statistical sampling techniques attempt to match the investment characteristics of the index and the Fund by taking into account such factors as capitalization, industry exposures, dividend yield, price to earnings ratio, price to book ratio, earnings growth, and country weightings.

The Fund will not concentrate, except to the same approximate extent as its index may concentrate, in the securities of a particular industry or group of industries (also known as a sector). The sub-subadviser periodically reviews and rebalances the Fund’s investments to more closely track the performance of the index. For example, the sub-subadviser may make adjustments as a result of cash flows, changes in industry weightings compared to the index, and other factors. In addition, when the index administrator fully reconstitutes the index on a predetermined schedule, typically quarterly, the sub-subadviser will in turn adjust the Fund’s investments accordingly (generally not later than when the index is reconstituted although not necessarily simultaneous with the index reconstitution). Index reconstitution is a systematic procedure by which the index’s representation of the markets or market segments reflects new market information. The sub-subadviser will not, however, actively manage the Fund or carry out a financial analysis of its holdings.

The Fund will focus its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region to the same approximate extent as its index may focus in securities of issuers in that single country, that small number of countries, or that particular geographic region. The Fund’s top five risk exposures by country and their approximate percentage of the Fund’s net assets as of December 31, 2020 (as determined by a third party that is not affiliated with the Fund or its Investment Adviser) were: Japan 23.6%, United Kingdom 11.7%, France 9.3%, Canada 8.3% and Switzerland 8.1%. In determining country of risk exposure, the third party considers factors such as reporting currency, sales/revenue, and the location of management of each issuer. Although the country of risk may not be exclusive to one country for an issuer, as there may be other countries of risk to which an issuer is exposed, the third party source identifies only one country of risk per issuer, which is expected to be the primary country of risk for that issuer. (An issuer is generally subject to greater country risk based on where its economic ties are rather than where it is formed or incorporated.) The third party’s criteria for determining country of risk exposure may be different than that used by the sub-adviser or sub-subadviser to determine the Fund’s investments.

The Fund will not deviate from the above noted strategies at any time for any reason.

In the Principal Risks subsection for the PD International Large-Cap Portfolio, the following risks will be deleted: Active Management Risk and Value Companies Risk.  Also in that subsection, the following risks will be added: Index Sampling Risk, Industry Concentration Risk, Liquidity Risk, Passive Management Risk, Tracking Error Risk, and Underlying Fund Risk.

Disclosure Changes to the Additional Information About Fees and Expenses section

The following will be added after the fourth paragraph:

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For Funds with a management fee waiver agreement in place as described in the Fund’s Annual Fund Operating Expenses table, there is no guarantee that PLFA will continue such waiver after the expiration date of the fee waiver agreement referenced therein.

Disclosure Changes to the Additional Information About Fund Performance section

The following information will be added immediately prior to the Index Definitions subsection:

The following provides additional explanations regarding information presented in the Performance subsections of the Fund Summaries section.

Fund Name Changes

PD Emerging Markets Index Portfolio:  Effective April 30, 2021, the Fund changed its name from “PD Emerging Markets Portfolio” and some of its investment policies changed at that time.

PD International Large-Cap Index Portfolio:  Effective April 30, 2021, the Fund changed its name from “PD International Large-Cap Portfolio” and some of its investment policies changed at that time.

Disclosure Changes to the About Management section

The following table will be added in alphabetical order:

FIAM LLC/Geode Capital Management, LLC

FIAM LLC, with its principal place of business at 900 Salem Street, Smithfield, RI 02917, serves as the sub-adviser to the Funds. Geode Capital Management, LLC (“Geode”), with its principal place of business at 100 Summer Street, 12th Floor, Boston, Massachusetts 02110, serves as the sub-subadviser to the Funds. Geode is neither a subsidiary nor an affiliate of FIAM LLC. The primary persons responsible for day-to-day management of the Fund are Geode employees.

FIAM LLC is an SEC registered investment adviser. As of December 31, 2020, FIAM LLC had approximately $257.7 billion in assets under management worldwide. FIAM LLC is an indirectly held wholly-owned subsidiary of FMR LLC. Geode is an SEC registered investment adviser. As of December 31, 2020, Geode had approximately $719.4 billion in discretionary assets under management.

PD EMERGING MARKETS INDEX PORTFOLIO (formerly named PD Emerging Markets Portfolio) PD INTERNATIONAL LARGE-CAP INDEX PORTFOLIO (formerly named PD International Large-Cap Portfolio)
Deane Gyllenhaal	Senior Portfolio Manager of Geode since 2014. Mr. Gyllenhaal began his investment career in 1990 and has an MBA from Babson College and a BS from Bentley College.
Louis Bottari	Senior Portfolio Manager of Geode since 2011. Mr. Bottari began his investment career in 1991 and has a BS from Boston College.
Peter Matthew	Portfolio Manager of Geode since 2012. Mr. Matthew began his investment career in 2001 and has a BS from University of Massachusetts, Amherst.
Robert Regan

Portfolio Manager of Geode since 2016. Prior to joining Geode in 2016, Mr. Regan worked at State Street Global Advisors from 2008 to 2016, most recently as senior implementation portfolio manager. He began his investment career in 1997 and has a MS from Northeastern University and a BS from Providence College.

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Payal Gupta

Portfolio Manager of Geode since 2019. Prior to joining Geode in 2019, Ms. Gupta worked at State Street Global Advisors from 2005 to 2019, most recently as senior portfolio manager. She began her investment career in 2003 and has an MBA from Northeastern University and a BS from Bay Path University.

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SUPPLEMENT DATED MARCH 26, 2021

TO THE PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO PROSPECTUS DATED OCTOBER 23, 2020

FOR CLASS I AND CLASS P SHARES

This supplement revises the Pacific Select Fund Intermediate Bond Portfolio Prospectus dated October 23, 2020 for Class I and Class P Shares (the “Prospectus”), and must be preceded or accompanied by the Prospectus.  The changes described within this supplement are currently in effect unless otherwise noted.  Remember to review the Prospectus for other important information.  Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Change to the Fund Summary section

In the Management subsection, the following is added alphabetically to the “Portfolio Manager and Primary Title with Sub-Adviser” table for J.P. Morgan Investment Management Inc.:

Steven Lear, CFA, Managing Director, Portfolio Manager	Since 2021

Disclosure Change to the About Management section

The following is added alphabetically in the table for J.P. Morgan Investment Management Inc.:

Steven Lear, CFA

Managing Director of JPMorgan since 2008, U.S. Chief Investment Officer within JPMorgan’s GFICC group since 2019, Portfolio Manager of JPMorgan’s core bond fund since 2021. He began his investment career in 1980 and has a BA from The University of Western Ontario, and an M.B.A. from the University of California, Berkeley.

SUPPLEMENT DATED MARCH 26, 2021

TO THE PACIFIC SELECT FUND STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 23, 2020 FOR THE INTERMEDIATE BOND PORTFOLIO

AND THE PD MID-CAP INDEX PORTFOLIO

AND DATED MAY 1, 2020 FOR ALL OTHER FUNDS

This supplement revises the Pacific Select Fund Statement of Additional Information dated October 23, 2020 for the Intermediate Bond Portfolio and the PD Mid-Cap Index Portfolio and dated May 1, 2020 for all other Funds, as supplemented (the “SAI”), and must be preceded or accompanied by the SAI.  The changes described in this supplement are effective April 30, 2021 unless otherwise noted.  Remember to review the SAI for other important information.  Capitalized terms not defined herein are as defined in the SAI.

Mid-Cap Growth Portfolio – At a meeting held on March 24, 2021, the Board of Trustees of Pacific Select Fund, including a majority of the independent trustees, approved Delaware Investments Fund Advisers (“DIFA”) to serve as sub-adviser to the Mid-Cap Growth Portfolio (the “Fund”), replacing Ivy Investment Management Company (“Ivy”), effective upon the closing of the acquisition of Waddell & Reed Financial, Inc. (“W&R”) by Macquarie Group Limited (“Macquarie”) that is expected in mid-2021.  Ivy is a subsidiary of W&R and DIFA is a subsidiary of Macquarie.  Upon the closing, the sub-advisory services provided to the Fund will be transitioned from Ivy to DIFA.  As a result, all references to Ivy will be deleted in their entirety and replaced with DIFA effective as of the closing of Macquarie’s acquisition of W&R that is expected in mid-2021.  The same portfolio managers from Ivy who have been responsible for day-to-day management of the Fund will become officers of DIFA and will continue to have responsibility for the day-to-day management of the Fund.

PD Emerging Markets Portfolio and PD International Large-Cap Portfolio – At a meeting held on March 24, 2021, the Board of Trustees of Pacific Select Fund, including a majority of the independent trustees, approved FIAM LLC (“FIAM”) to serve as sub-adviser to each of the PD Emerging Markets Portfolio and the PD International Large-Cap Portfolio (the “Funds”), replacing Dimensional Fund Advisors LP, and approved Geode Capital Management, LLC (“Geode”) to serve as sub-subadviser to the Funds.  Geode will be responsible for day-to-day management of the Funds.  As a result, all references and information related to Dimensional Fund Advisors LP as sub-adviser to the Funds will be deleted in their entirety.

In addition, the Board of Trustees approved a name change for the PD Emerging Markets Portfolio and the PD International Large-Cap Portfolio to the PD Emerging Markets Index Portfolio and the PD International Large-Cap Index Portfolio, respectively.  All references to the “PD Emerging Markets Portfolio” and the “PD International Large-Cap Portfolio” will be replaced with the “PD Emerging Markets Index Portfolio (formerly named PD Emerging Markets Portfolio)” and the “PD International Large-Cap Index Portfolio (formerly named PD International Large-Cap Portfolio),” respectively.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

The PD Emerging Markets Portfolio section will be deleted and replaced with the following:

PD Emerging Markets Index Portfolio (formerly named PD Emerging Markets Portfolio)

This Fund is only available for investment by the Pacific Dynamix Portfolios, PLFA and certain of its affiliates.

In addition to the principal investment strategies described in the Prospectus, the Fund may non-principally use various investment techniques such as buying and selling futures contracts, swaps and exchange traded funds to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values.  The portfolio turnover rate excludes the purchase and sale of certain investments such as most derivative instruments.  Accordingly, if the Fund uses such instruments it may have a higher portfolio turnover rate than as disclosed in its Fund Summary in its Prospectus.

The Fund may also invest non-principally in stock index futures contracts that are based on stock indices which the Fund attempts to track, or which tend to move together with stocks included in the index, and are standardized and traded on a U.S. exchange, board of trade, or similar entity to provide equity exposure.

The PD International Large-Cap Portfolio section will be deleted and replaced with the following:

PD International Large-Cap Index Portfolio (formerly named PD International Large-Cap Portfolio)

This Fund is only available for investment by the Pacific Dynamix Portfolios, PLFA and certain of its affiliates.

In addition to the principal investment strategies described in the Prospectus, the Fund may non-principally use various investment techniques such as buying and selling futures contracts, swaps and exchange traded funds to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values. The portfolio turnover rate excludes the purchase and sale of certain investments such as most derivative instruments. Accordingly, if the Fund uses such instruments it may have a higher portfolio turnover rate than as disclosed in its Fund Summary in its Prospectus.

The Fund may also invest non-principally in stock index futures contracts that are based on stock indices which the Fund attempts to track, or which tend to move together with stocks included in the index, and are standardized and traded on a U.S. exchange, board of trade, or similar entity to provide equity exposure.

ORGANIZATION AND MANAGEMENT OF THE TRUST

Effective as of the date indicated in the table in the Management Information section, the following is added after the information for Audrey L. Cheng in the Interested Persons table.

Name and Age	Position(s) with the Trust and Length of Time Served[1]	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen[2]

Benjamin D. Wiesenfeld Year of birth 1978	Assistant Vice President and Deputy Chief Compliance & Ethics Officer since 1/01/21	Assistant Vice President (6/20 to present) of Pacific Life; Chief Compliance Officer (10/20 to present) of Pacific Select Distributors, LLC; Chief Compliance Officer (8/18 to 11/19) of Oakmark Funds; Chief Compliance Officer (6/16 to 6/18) of Northern Funds, Northern Institutional Funds and FlexShares ETFs; General Counsel and Chief Compliance Officer (5/09 to 6/16) of Scout Investments, Inc. and Scout Funds; Vice President and Deputy Chief Compliance & Ethics Officer (1/21 to present) of Pacific Funds Series Trust.	82

In the Investment Advisory Fee Schedules section, the following footnote 3 will be added to the newly renamed PD Emerging Markets Index Portfolio, the following footnote 4 will be added to the newly renamed PD International Large-Cap Index Portfolio and current footnotes 3-7 will be renumbered as footnotes 5-9:

3        PLFA has agreed to waive 0.44% of its management fee on the first $50 million of assets and waive 0.18% on all assets above $50 million for the PD Emerging Markets Index Portfolio through April 30, 2022. There is no guarantee that PLFA will continue such waiver after that date.

4        PLFA has agreed to waive 0.10% of its management fee on the first $100 million of assets and waive 0.05% on all assets above $100 million for the PD International Large-Cap Index Portfolio through April 30, 2022. There is no guarantee that PLFA will continue such waiver after that date.

INFORMATION ABOUT THE MANAGERS

In the Management Firms section, the following will be added alphabetically:

FIAM LLC and Geode Capital Management, LLC (“Geode”)

FIAM LLC is an indirect wholly-owned subsidiary of FMR LLC.  Geode serves as the sub-subadviser to the PD Emerging Markets Index Portfolio and the PD International Large-Cap Index Portfolio.  Geode is neither a subsidiary nor an affiliate of FIAM LLC.

Effective as of the closing of Macquarie’s acquisition of W&R that is expected in mid-2021, the section for Ivy Investment Management Company will be deleted and the following will be added in alphabetical order:

Delaware Investments Fund Advisers (“DIFA”)

DIFA is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. “Macquarie Investment Management” is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. In mid-2021, Macquarie will acquire Waddell & Reed Financial, Inc. and its subsidiary, Ivy Investment Management Company (“Ivy”), and the sub-advisory services provided to the Mid-Cap Growth Portfolio will transition from Ivy to DIFA at such time

In the Compensation Structures and Methods section, the following will be added in alphabetical order:

Geode

Deane Gyllenhaal is senior portfolio manager and receives compensation for his services. Louis Bottari is senior portfolio manager and receives compensation for his services. Payal Gupta is portfolio manager and receives compensation for her services.  Peter Matthews is portfolio manager and receives compensation for his services.  Robert Reagan is portfolio manager and receives compensation for his services.  As of December 31, 2020, portfolio manager compensation generally consists of a fixed base salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in a profit-based compensation plan.  A portion of each portfolio manager’s compensation may be deferred based on criteria established by Geode.

Each portfolio manager’s base salary is determined annually by level of responsibility and tenure at Geode. The primary component for determining each portfolio manager’s bonus is the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a custom peer group, if applicable, and relative to a benchmark index assigned to each fund or account.  Performance is measured over multiple measurement periods that eventually encompass periods of up to five years.  A portion of each portfolio manager’s bonus is linked to the relative pre-tax investment performance of the PD Emerging Markets Index Portfolio measured against the MSCI Emerging Markets Index, and the PD International Large Cap Index Portfolio measured against the MSCI World ex USA Large Cap Index.  A subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to the management of Geode, including recruiting, monitoring, and mentoring within the investment management teams, as well as time spent assisting in firm promotion.  Each portfolio manager may also be compensated under a profit-based compensation plan, which is primarily based on the profits of Geode.

In the Other Accounts Managed section, the following will be added in alphabetical order:

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Geode[5]
Louis Bottari
Registered Investment Companies	79	$650,284,940,704	None	N/A
Other Pooled Investment Vehicles	79	$45,555,168,495	None	N/A
Other Accounts	9	$3,164,058,286	None	N/A

Payal Gupta
Registered Investment Companies	70	$639,280,782,921	None	N/A
Other Pooled Investment Vehicles	76	$45,408,554,189	None	N/A
Other Accounts	7	$3,089,656,511	None	N/A

Deane Gyllenhaal
Registered Investment Companies	70	$639,280,782,921	None	N/A
Other Pooled Investment Vehicles	76	$45,408,554,189	None	N/A
Other Accounts	9	$4,107,352,419	None	N/A

Peter Matthew
Registered Investment Companies	79	$650,284,940,704	None	N/A
Other Pooled Investment Vehicles	79	$45,555,168,495	None	N/A
Other Accounts	9	$3,164,058,286	None	N/A
Robert Regan
Registered Investment Companies	70	$639,280,782,921	None	N/A

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Other Pooled Investment Vehicles	76	$45,408,554,189	None	N/A
Other Accounts	9	$4,107,352,419	None	N/A

In the same section, the following is added in alphabetical order in the JPMorgan portion of the table and is currently in effect:

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
JPMorgan
Steven Lear[5]
Registered Investment Companies	8	$54,619,180	None	N/A
Other Pooled Investment Vehicles	5	$14,943,574	None	N/A
Other Accounts	11	$2,222,108	None	N/A

In the same section, the following is added to the footnotes at the end of the table and is currently in effect:

5 The information for this portfolio manager is as of December 31, 2020.

In the Material Conflicts of Interest section, the following will be added in alphabetical order:

Geode

A portfolio manager’s compensation plan can give rise to potential conflicts of interest.  A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to firm promotion efforts, which together indirectly link compensation to sales.  Managing and providing research to multiple accounts (including proprietary accounts) can give rise to potential conflicts of interest if the accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple accounts.  Securities selected for accounts other than the Fund may outperform the securities selected for the Fund.

In addition to managing the Fund’s investment portfolio, each portfolio manager also manages other investment portfolios and accounts on behalf of Geode or its affiliates.

APPENDICES

The following will be added as Appendix J and the subsequent appendices will be re-lettered in alphabetical order:

Appendix J

Geode

Proxy Voting Policies & Procedures

(As of January 2021)

As an investment adviser, Geode holds voting authority for securities in many of the client accounts that it manages.  Geode takes seriously its responsibility to monitor events affecting securities in those client accounts and to exercise its voting authority with respect to those securities in the best interests of its clients (as well as shareholders of mutual funds for which it serves as advisor or sub-advisor).  The purposes of these proxy voting policies are to (1) establish a framework for Geode’s analysis and decision-making with respect to proxy voting and to (2) set forth operational procedures for Geode’s exercise of proxy voting authority.

Overview

Geode anticipates that, based on its current business model, it will manage the vast majority of assets under its management using passive investment management techniques, such as indexing. Geode also manages private funds and separate accounts using active investment management techniques, primarily employing quantitative investment strategies.

Geode will engage established commercial proxy advisory firms for comprehensive analysis, research and voting recommendations, particularly for matters that may be controversial or require additional analysis under these proxy voting policies.

Geode may determine to follow or reject any recommendation based on the research and analysis provided by the proxy advisory firms or on any independent research and analysis obtained or generated by Geode.  However, Geode has retained a third-party proxy voting service (the “Agent”) to affect votes based on the customized policies established by Geode and maintain records of all of Geode’s proxy votes.  In limited instances where the proxy voting policies do not address the specific matter, the Agent will refer the ballot back to Geode.  For ballots related to proxy contests, mergers, acquisitions and other organizational transactions, Geode may determine it is appropriate to conduct a company specific evaluation.  In cases of proxies not voted by the Agent, the ultimate voting decision and responsibility rests with Geode Compliance.  Geode’s Operations Committee oversees the exercise of voting authority under these proxy voting policies.

Due to its focused business model and the number of investments that Geode will make for its clients (particularly pursuant to its indexing strategy), Geode does not anticipate that actual or potential conflicts of interest are likely to occur in the ordinary course of its business.  However, Geode believes it is essential to avoid having conflicts of interest affect its objective of voting in the best interests of its clients.  Therefore, in the event that members of the Operations Committee, the Agent or any other person involved in the analysis or voting of proxies has knowledge of, or has reason to believe there may exist, any potential relationship, business or otherwise, between the portfolio company subject to the proxy vote and Geode (or any affiliate of Geode) or their respective directors, officers, employees or agents, such person shall notify the other members of the Operations Committee.  Geode will analyze and address such potential conflict of interest, consulting with outside counsel, as appropriate.  In the case of an actual conflict of interest, on the advice of counsel, Geode expects that the independent directors of Geode will consider the matter and may (1) determine that there is no conflict of interest (or that reasonable measures have been taken to remedy or avoid any conflict of interest) that would prevent Geode from voting the applicable proxy, (2) abstain, or (3) cause authority to be delegated to the Agent or a similar special fiduciary to vote the applicable proxy.

Geode has established the specific proxy voting policies that are summarized below to maximize the value of investments in its clients’ accounts, which it believes will be furthered through (1) accountability of a company’s management and directors to its shareholders, (2) alignment of the interests of management with those of shareholders (including through compensation, benefit and equity ownership programs), and (3) increased disclosure of a company’s business and operations.  Geode reserves the right to override any of its proxy voting policies with respect to a particular shareholder vote when such an override is, in Geode’s best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of Geode’s clients.

Policies

All proxy votes shall be considered and made in a manner consistent with the best interests of Geode’s clients (as well as shareholders of mutual fund clients) without regard to any other relationship, business or otherwise, between the portfolio company subject to the proxy vote and Geode or its affiliates.  As a general matter, (1) proxies will be voted FOR incumbent members of a board of directors and FOR routine management proposals, except as otherwise addressed under these policies; (2) shareholder and non-routine management proposals addressed by these policies will be voted as provided in these policies; and (3) shareholder and non-routine management proposals not addressed by these policies will be evaluated by Geode Compliance based on fundamental analysis and/or research and recommendations provided by the Agent and other third-party proxy advisory firms.

When voting the securities of non-US issuers, Geode will evaluate proposals in accordance with these policies but will also take local market standards and best practices into consideration. Geode may also limit or modify its voting at certain non-US meetings (e.g., if shares are required to be blocked or reregistered in connection with voting).

Geode’s specific policies are as follows:

I. Election of Directors

Geode will generally vote FOR incumbent members of a board of directors except:

• Attendance. The incumbent board member failed to attend at least 75% of meetings in the previous year and does not provide a reasonable explanation.

• Independent Directors. Nominee is not independent and full board comprises less than a majority of independents. Nominee is not independent and sits on the audit, compensation or nominating committee.

• Director Responsiveness. The board failed to act on shareholder proposals that received approval by Geode and a majority of the votes cast in the previous year.  The board failed to act on takeover offers where the majority of shareholders tendered their shares.  At the previous board election, directors received more than 50 percent withhold/against votes of the shares cast, and the company failed to address the issue(s) that caused the high withhold/against vote.

• Golden Parachutes. Incumbent members of the compensation committee adopted or renewed an excessive golden parachute within the past year.

• In Other Circumstances where a member of the board has acted in a manner inconsistent with the interests of shareholders of a company whose securities are held in client accounts.

II. Majority Election. Unless a company has a policy achieving a similar result, Geode will generally vote in favor of a proposal calling for directors to be elected by a majority of votes cast in a board election provided that the plurality vote applies when there are more nominees than board seats.

III. Say on Pay (non-binding).

• Advisory Vote on Executive Compensation. Geode will generally vote AGAINST advisory vote when: (1) there is a significant misalignment between executive pay and company performance, (2) the company maintains significant problematic pay practices; or (3) the board exhibits a significant level of poor communication and responsiveness to shareholders.

• Frequency Vote. Geode will generally vote FOR having an advisory vote on executive compensation every year.

• Advisory Vote on Golden Parachute. Geode will vote AGAINST excessive change-in-control severance payments.

IV. Vote AGAINST Anti-Takeover Proposals, including:

• Addition of Special Interest Directors to the board.

• Authorization of “Blank Check” Preferred Stock. Geode will vote FOR proposals to require shareholder approval for the distribution of preferred stock except for acquisitions and raising capital in the ordinary course of business.

• Classification of Boards. Geode will vote FOR proposals to de-classify boards.

• Fair Price Amendments, other than those that consider only a two-year price history and are not accompanied by other anti-takeover measures.

• Golden Parachutes, that Geode deems to be excessive in the event of change-in-control.

• Poison Pills. Adoption or extension of a Poison Pill without shareholder approval will result in our voting AGAINST the election of incumbents or a management slate in the concurrent or next following vote on the election of directors, provided the matter will be considered if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than three years; (d) the Pill includes a qualifying offer clause; and (e) shareholder approval is required to reinstate the expired Pill.  Geode will vote FOR shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

• Reduction or Limitation of Shareholder Rights (e.g., action by written consent, ability to call meetings, or remove directors).

• Reincorporation in another state (when accompanied by Anti-Takeover Provisions, including increased statutory anti-takeover provisions).  Geode will vote FOR reincorporation in another state when not accompanied by such anti-takeover provisions.

• Requirements that the Board Consider Non-Financial Effects of merger and acquisition proposals.

• Requirements regarding Size, Selection and Removal of the Board that are likely to have an anti-takeover effect (although changes with legitimate business purposes will be evaluated).

• Supermajority Voting Requirements (i.e., typically 2/3 or greater) for boards and shareholders. Geode will vote FOR proposals to eliminate supermajority voting requirements.

• Transfer of Authority from Shareholders to Directors.

V. Vote FOR proposed amendments to a company’s certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

VI. Vote AGAINST the introduction of new classes of Stock with Differential Voting Rights.

VII. Vote AGAINST introduction and FOR elimination of Cumulative Voting Rights, except in certain instances where it is determined not to enhance shareholders’ interests.

VIII. Vote FOR elimination of Preemptive Rights.

IX. Vote FOR Anti-Greenmail proposals so long as they are not part of anti-takeover provisions (in which case the vote will be AGAINST).

X. Vote FOR charter and by-law amendments expanding the Indemnification of Directors to the maximum extent permitted under Delaware law (regardless of the state of incorporation) and vote AGAINST charter and by-law amendments completely Eliminating Directors’ Liability for Breaches of Care.

XI. Vote FOR proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Vote FOR Open-Market Stock Repurchase Programs, unless there is clear evidence of past abuse of the authority; the plan contains no safeguards against selective buybacks, or the authority can be used as an anti-takeover mechanism.

XIII. Vote FOR management proposals to implement a Reverse Stock Split when the number of authorized shares will be proportionately reduced or the Reverse Stock Split is necessary to avoid de-listing.

XIV. Vote FOR management proposals to Reduce the Par Value of common stock unless the proposal may facilitate an anti-takeover device or other negative corporate governance action.

XV. Vote FOR the Issuance of Large Blocks of Stock if such proposals have a legitimate business purpose and do not result in dilution of greater than 20%.  However, a company’s specific circumstances and market practices may be considered in determining whether the proposal is consistent with shareholder interests.

XVI. Vote AGAINST Excessive Increases in Common Stock. Vote AGAINST increases in authorized common stock that would result in authorized capital in excess of three times the company’s shares outstanding and reserved for legitimate purposes.  For non-U.S. securities with conditional capital requests, vote AGAINST issuances of shares with preemptive rights in excess of 100% of the company’s current shares outstanding.  Special requests will be evaluated, taking company-specific circumstances into account.

XVII. Vote AGAINST the adoption of or amendment to authorize additional shares under a Stock Option Plan if:

• The stock option plan includes evergreen provisions, which provides for an automatic allotment of equity compensation every year.

• The dilution effect of the shares authorized under the plan (including by virtue of any “evergreen” or replenishment provision), plus the shares reserved for issuance pursuant to all other option or restricted stock plans, is greater than 10%.  However, dilution may be increased to 15% for small capitalization companies, and 20% for micro capitalization companies, respectively.  If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

• The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus, except that a modest number of shares (limited to 5% for a large capitalization company and 10% for small and micro capitalization companies) may be available for grant to employees and directors under the plan if the grant is made by a compensation committee composed entirely of independent directors (the “De Minimis Exception”).

• The plan is administered by (1) a compensation committee not comprised entirely of independent directors or (2) a board of directors not comprised of a majority of independent directors, provided that a plan is acceptable if it satisfies the De Minimis Exception.

• The plan’s terms allow repricing of underwater options, or the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval, unless by the express terms of the plan or a board resolution such repricing is rarely used (and then only to maintain option value due to extreme circumstances beyond management’s control) and is within the limits of the De Minimis Exception.

• Liberal Definition of Change in Control: the plan provides that the vesting of equity awards may accelerate even though an actual change in control may not occur.

XVIII. Vote AGAINST the election of incumbent members of the compensation committee or a management slate in the concurrent or next following vote on the election of directors if, within the last year and without shareholder approval, the company’s board of directors or compensation committee has repriced outstanding options.

XIX. Evaluate proposals to Reprice Outstanding Stock Options, taking into account such factors as: (1) whether the repricing proposal excludes senior management and directors; (2) whether the options proposed to be repriced exceeded the dilution thresholds described in these current proxy voting policies when initially granted; (3) whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model; (4) the company’s relative performance compared to other companies within the relevant industry or industries; (5) economic and other conditions affecting the relevant industry or industries in which the company competes; and (6) other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

XX. Vote AGAINST adoption of or amendments to authorize additional shares for Restricted Stock Awards (“RSA”) if:

• The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other option or restricted stock plans, is greater than 10%.  However, dilution may be increased to 15% for small capitalization companies, and 20% for micro capitalization companies, respectively.  If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

XXI. Vote AGAINST Omnibus Stock Plans if one or more component violates any of the criteria applicable to Stock Option Plans or RSAs under these proxy voting policies, unless such component is de minimis.  In the case of an omnibus stock plan, the dilution limits applicable to Stock Option Plans or RSAs under these proxy voting policies will be measured against the total number of shares under all components of such plan.

XXII. Vote AGAINST Employee Stock Purchase Plans if the plan violates any of the relevant criteria applicable to Stock Option Plans or RSAs under these proxy voting policies, except that (1) the minimum stock purchase price may be equal to or greater than 85% of the stock’s fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company’s equity, and (2) in the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing “best practices,” as articulated by the Agent, provided that the minimum stock purchase price must be at least 75% of the stock’s fair market value.

XXIII. Vote AGAINST Stock Awards (other than stock options and RSAs) unless it is determined they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

XXIV. Vote AGAINST equity vesting acceleration programs or amendments to authorize additional shares under such programs if the program provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.

XXV. Vote FOR Employee Stock Ownership Plans (“ESOPs”) of nonleveraged ESOPs, and in the case of leveraged ESOPs, giving consideration to the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders.  Geode may also examine where the ESOP shares are purchased and the dilution effect of the purchase.  Geode will vote AGAINST a leveraged ESOP if all outstanding loans are due immediately upon a change in control.

XXVI. Vote AGAINST management or shareholder proposals on other Compensation Plans or Practices if such plans or practices are Inconsistent with the Interests of Shareholders.  In addition, Geode may vote AGAINST the election of incumbents or a management slate in the concurrent or next following vote on the election of directors if Geode believes a board has approved executive compensation arrangements inconsistent with the interests of shareholders.

XXVII. Environmental and Social Proposals. Evaluate each proposal related to environmental and social issues (including political contributions).  Generally, Geode expects to vote with management’s recommendation on shareholder proposals concerning environmental or social issues, as Geode believes management and the board are ordinarily in the best position to address these matters.  Geode may support certain shareholder environmental and social proposals that request additional disclosures from companies which may provide material information to the investment management process, or where Geode otherwise believes support will help maximize shareholder value.  Geode may take action against the re-election of board members if there are serious concerns over ESG practices or the board failed to act on related shareholder proposals that received approval by Geode and a majority of the votes cast in the previous year.

XXVIII. Geode will generally vote AGAINST shareholder proposals seeking to establish proxy access. Geode will evaluate management proposals on proxy access.

XXIX. Shares of Investment Companies.

• For institutional accounts, Geode will generally vote in favor of proposals recommended by the underlying funds’ Board of Trustees, unless voting is not permitted under applicable laws and regulations.

• For retail managed accounts, Geode will employ echo voting when voting shares. To avoid certain potential conflicts of interest, if an investment company has a shareholder meeting, Geode would vote their shares in the investment company in the same proportion as the votes of other shareholders of the investment company.